Leases	12 Months Ended
Dec. 31, 2019
Leases
Leases

(9)      Leases

The Company's leases primarily consist of office space and bank branches with remaining lease terms of generally 1 to 10 years. As of December 31, 2019, operating right-of-use (ROU) assets and liabilities were $2.4 million and $2.2 million, respectively. As of December 31, 2019, the weighted-average remaining lease term on these operating leases is approximately 8.5 years and the weighted-average discount rate used to measure the lease liabilities is approximately 4.0%.

Operating leases in which the Company is the lessee are recorded as operating lease right-of-use assets and operating lease liabilities. Currently, the Company does not have any finance leases. The ROU assets are included in premises and equipment, net on the consolidated balance sheets.

Operating lease ROU assets represent the Company's right to use an underlying asset during the lease term and operating lease liabilities represent the Company's obligation to make lease payments arising from the lease. ROU assets and operating lease liabilities are recognized at lease commencement based on the present value of the remaining lease payments using a discount rate that represents the Company's incremental borrowing rate at the lease commencement date.

Operating lease cost, which is comprised of amortization of the ROU asset and the implicit interest accreted on the operating lease liability, is recognized on a straight-line basis over the lease term, and is recorded in net occupancy expense in the consolidated statements of income. The operating lease cost for the year ended December 31, 2019 was $288,000.

At adoption of ASU 2016-02 on January 1, 2019, lease and non-lease components of new lease agreements are accounted for separately. Lease components include fixed payments including rent, real estate taxes and insurance costs and non-lease components include common-area maintenance costs. Leases with an initial term of 12 months or less are not recorded on the balance sheet; the Company recognizes lease expense for these leases on a straight-line basis over the lease term. Operating lease expense for these leases was $163,000 for the year ended December 31, 2019 compared to $169,000 for the year ended December 31, 2018.

The table below summarizes the maturity of remaining operating lease liabilities:

Operating
Lease payments due in:	Lease
(in thousands)
2020	$334
2021	317
2022	310
2023	312
2024	258
Thereafter	1,087
Total lease payments	2,618
Less imputed interest	(394)
Total lease liabilities, as reported	$2,224